EclipseIR

Software Development Agreement (SDA)      Page 1 of 18

SecurLinx Corporation

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ECLIPSE IDENTITY RECOGNITION CORPORATION

SOFTWARE DEVELOPMENT AGREEMENT

This Software Development Agreement (referred to as “Agreement”) made and entered into by and between Eclipse Identity Recognition Corporation, a corporation organized under the laws of Delaware, hereinafter referred to as “EclipseIR” and SecurLinx Corporation, an entity organized under the laws of Delaware, hereinafter referred to as “Developer”, “you”, “your” or “user”.

R E C I T A L S

1.   EclipseIR has exclusive rights to the INDIface system for facial detection, facial recognition,

face‐based analytics, face template storage, and associated utilities (the “Technology”).

2.   Developer desires to develop software incorporating the Technology (its “Applications”) and sell or otherwise market said Applications directly, or through resellers and distributors, to customers (the “End Users”).

3.   EclipseIR has embodied the Technology in a Software Development Kit (the “SDK ”) and is

creating the INDIface Developers Network (the “Network ”) to facilitate development using the Technology.

4.   EclipseIR’s  SDK contains executable binaries and data files belonging respectively from

EclipseIR’s (the “Redistributables”) and Third Party's (the “Third Party Redistributables”),

which are necessary for  Developer's  End‐Users to utilize  EclipseIR  Technology with

Developer's Applications.

5.   EclipseIR and Developer desire to enter into an Software Development Agreement (the

“Agreement”) governing their relationship.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

*EclipseIR*
Software Development Agreement (SDA)
SecurLinx Corporation
Page 2 of 18

NOW THEREFORE, in consideration of the mutual terms and conditions set herein, and intending to be legally bound hereby, the parties agree to the following:

- *EclipseIR* and *Developer*, hereby agree to the INDIface *SDK* License Agreement attached hereto as **Appendix One**.
- *EclipseIR* and *Developer*, hereby agree to the INDIface Developers Network Agreement attached hereto as **Appendix Two**.
- *EclipseIR* and *Developer* will discuss potential products before starting them to develop a clear and precise mutual understanding of responsibilities, project intent, and scope.
- *EclipseIR* and *Developer*, hereby agree to the terms and conditions attached hereto as **Appendix Three**.

IN WITNESS WHEREOF, the parties have executed this *Agreement* as of **OCTOBER 14, 2011** (*"Effective Date")*, the date first written.

| | | | | |
|---|---|---|---|---|
| Signed: | Stephen D. Miller | | Signed: | [signature] |
| Date: | 10/17/2011 | | Date: | October 17, 2011 |
| For: | **EclipseIR Identity Recognition Corporation** | | For: | **SecurLinx Corporation** |
| By:<br>Title: | Stephen D. Miller<br>President & CEO | | By:<br>Title: | Barry Hodge<br>President & CEO |
| Email: | smiller@eclipseir.com | | Email: | barry.hodge@securlinx.com |
| Address: | 15732 Los Gatos Blvd., pmb 525<br>Los Gatos, CA 95032 | | Address: | 150 Clay Street, Suite 440<br>Morgantown, WV 26501 |
| Phone: | (408) 916-1480 | | Phone: | 304-284-5020 |
| Fax: | (408) 317-1717 | | Fax: | 848-260-3143 |

EclipseIR

Software Development Agreement (SDA)      Page 3 of 18

SecurLinx Corporation

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APPENDIX ONE

INDIFACE SDK LICENSE AGREEMENT

NOTICE TO DEVELOPER: PLEASE READ THIS CONTRACT CAREFULLY. BY USING ALL OR ANY

 PORTION OF THE SOFTWARE, YOU ACCEPT ALL THE TERMS AND CONDITIONS OF THIS

AGREEMENT, INCLUDING, IN PARTICULAR, ALL THE TERMS AND CONDITIONS IN APPENDIX ONE,

APPENDIX TWO, AND APPENDIX THREE. YOU AGREE THAT THIS AGREEMENT IS ENFORCEABLE.

IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, DO NOT USE THIS SOFTWARE.

1. LICENSES

A. As used in this Agreement, “Software” means the object code version of the INDIface SDK software and documentation. The Software is protected by U.S. copyright and patent laws and international copyright treaties. In addition, the possession and use of the Software is subject to the restrictions contained in this Agreement.

  B.   EclipseIR hereby grants Developer during the term of this Agreement, and Developer hereby accepts, a limited, royalty‐bearing, non‐exclusive, revocable, non‐transferable, and non‐

sublicensable SDK license to do each of the following:

1. Use the  SDK for internal use only in support of Developer's efforts to develop

Applications that interface with the Technology.

2. Subject to the limitations set forth in this Agreement, reproduce, use and publish the

EclipseIR's trademarks and logos (the “Marks”) solely in connection with the marketing, sale and distribution of Applications; and

3. Subject to the limitations set forth in this Agreement, grant Developer sublicense to reproduce and distribute Applications (that includes Redistributables, Third Party

Redistributables, and End‐User Licenses as defined herein) to Developer’s End‐Users,

directly and through Developer’s resellers and distributors.

C.   Developer agrees to provide EclipseIR with one copy of each version of any Application that you develop thirty days (30) before general release.

  D.   EclipseIR will support Developer to ensure that Application 's use of SDK is optimized to present the optimal results for both parties.

  E.   Developer hereby grants EclipseIR a perpetual, royalty‐free license to use such copy for internal purposes as necessary to monitor or carry out the terms of this Agreement.

  F. If EclipseIR desires to obtain rights to market Applications, you shall negotiate with EclipseIR in good faith to permit  EclipseIR to purchase and distribute, directly or indirectly,

Applications at most‐favored terms and pricing.

  G. The SDK is licensed, not sold. This license only grants Developer limited rights to use the SDK.

EclipseIR reserves all other rights. Unless applicable law gives you more rights despite this limitation, Developer may use the SDK only as expressly permitted in this license per this

Agreement.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 4 of 18

SecurLinx Corporation

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2. THIRD PARTY LICENSES. The  SDK is developed under, and uses third party libraries or materials known as Third Party Redistributables defined herein, which are governed by their own separate license agreements, contained in the electronic documentation for the  SDK.

Developer acknowledges that your use of the third party libraries or materials may be subject to separate terms between you and the relevant third party. In which case, this Agreement does not affect your legal relationship with these third parties.

 3. REDISTRIBUTABLES

A. The following files from the SDK may be included in Applications as needed to incorporate the Technology (the “Redistributables”):

1. The console application (IfSearch.exe).

2. Dynamic link libraries (DLLs) included with the SDK.

3. Detector files in binary form, or text form if binary is not available.

4. Face recognition template data in binary form, or text form if binary is not available.

 4. THIRD PARTY REDISTRIBUTABLES

A. Third party libraries used in creating the SDK:

1. The Qt development framework is licensed under LGPL

v2.1: http://www.gnu.org/licenses/lgpl‐2.1.html

2. MinGW compilers which are under LGPL v3: http://www.gnu.org/licenses/lgpl.html

3. The Intel OpenCV library carries a BSD

License: http://creativecommons.org/licenses/BSD/

4. The eye detectors from OpenCV are under an Intel License.

 5. END‐USER LICENSES

A. Subject to the limitations of this Agreement, Developer may include the Redistributables and

Third Party Redistributables with Developer's Applications and grant end‐user licenses to the

Redistributables and Third Party Redistributables. Redistributables may be distributed only with Developer’s Applications.

 6. OBLIGATIONS

A. As part of Developer's sale, license or distribution agreement for its Applications with any third party, Developer shall secure such third party’s agreement that it shall not, directly or indirectly, reverse engineer, disassemble and/or decompile all or any portion of the

Technology and SDK or otherwise attempt to discover the source code of the Technology,

except and only to the extent that applicable law expressly permits, despite this limitation.

B.   Developer may not work around any technical limitations in the Technology and SDK.

C. Upon  Developer's sale, license or other distribution of Applications to any third party,

Developer shall obtain the foregoing acknowledgment from such third party. Developer

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 5 of 18

SecurLinx Corporation

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agrees that Developer will use its best efforts to protect all Technology and SDK from and against illegal copying by end users and other persons and entities in the distribution chain,

including, without limitation, the retailers and distributors distributing or purchasing

Applications.

  D.   Developer shall not, directly or indirectly, sell, license, distribute, publish, rent, loan, least or otherwise provide access to Applications (or any portion of the Technology and SDK) to any

Competitor or any third party without the prior written consent of EclipseIR.

  E.   Developer shall not make more copies of the SDK than specified in this license or allowed by,

except and only to the extent applicable law expressly permits, despite this limitation.

  F.   Developer shall not add or delete any program files that would modify the functionality and/or appearance of the Technology and SDK and/or any component thereof.

7. RESTRICTIONS, OBLIGATIONS, AND RESERVATION OF RIGHTS

A. Nothing in this Agreement shall be deemed to grant to Developer any right or authority, by license, implication, estoppels or otherwise, to modify (or have modified) or manufacture (or have manufactured) the Technology or SDK or any portion thereof or to license, sublicense,

sell or otherwise distribute the Technology or SDK or any portion thereof, except, solely to the extent necessary, as an embedded part of an Application.

  B.   Developer agrees that Developer shall not, directly or indirectly, reverse engineer,

disassemble and/or decompile all or any portion of the Technology or SDK.

C.   Developer acknowledges that the Technology and SDK embody certain proprietary trade secrets of  EclipseIR, and you agree not to discover source code and/or trade secrets embodied in the source code of the Technology or SDK or take any action to discover the trade secrets, in each case subject to applicable law to the contrary (and then, only as strictly provided therein).

  D. The Developer shall not permit others to reproduce or copy any of the EclipseIR Technology or  SDK except as expressly provided in this  Agreement or remove any copyright or proprietary notice or legend contained or included in the EclipseIR property. The Developer's obligations hereunder shall not depend on the presence or absence of any copyright and/or proprietary notices or legends on any of the EclipseIR Technology or SDK.

  E. Without limiting the foregoing, Developer agrees that it will safeguard the Technology and

SDK and only allow access thereto to those of your employees or agents who have a need for such access and who have signed written confidentiality agreements with you containing customary and appropriate terms of confidentiality and non‐disclosure. Developer shall promptly notify  EclipseIR of any unauthorized third party copying, duplication and/or manufacturing, distribution or use of the Technology or SDK which comes to your attention or that you are made aware of or have knowledge of, and you shall provide EclipseIR with all such assistance as EclipseIR reasonably requests (at the sole cost of Developer) to stop such activities.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 6 of 18

SecurLinx Corporation

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  F.   Developer shall not transfer or assign this Agreement or any part thereof without the advance written consent of EclipseIR, which shall not be reasonably withheld providing that such transfer does not constitute a substantial change in ownership or control.

  G.   Developer agrees and acknowledges that this Agreement does not grant to you any right or license to any of EclipseIR's intellectual property rights, except as expressly provided herein,

and no other right or license is to be implied or inferred from any provision of this

Agreement or the conduct of the parties in furtherance of this Agreement. EclipseIR retains all ownership rights in the Technology and SDK and in all intellectual property therein and any and all portions thereof, and of any error corrections, modifications, updates, enhancements,

and new versions thereof, and of any subsequently derived or successor technologies that may be developed by or for EclipseIR at its sole discretion.

  H. The rights granted to  Developer by EclipseIR under this Agreement are non‐exclusive.

Nothing in this Agreement shall be construed to prevent or limit EclipseIR from using or licensing or otherwise distributing the Technology or SDK to any party for any purpose.

8. MARKETING

A.   Distributor may affix EclipseIR's Marks on packaging, collateral materials and screen shots relating to the licensing or distribution of the Applications; provided, however, that each use of Marks shall be approved by EclipseIR in writing prior to production and shipment. You shall forward to EclipseIR , no less than forty eight (48) hours prior to the issuance of any press announcement or other public relations relating to  Applications, a draft of such material. Upon the request of EclipseIR, you shall identify yourself in the announcements as a licensee of EclipseIR Technology. Any material that mentions EclipseIR, or in any way relates to the relationship or any activity between EclipseIR and Developer per this Agreement, must be approved in writing by EclipseIR before public dissemination of any kind.

9. FEES AND TERMS

A. Upon receipt by EclipseIR of the first year license fee and other amounts included in the first year payment calculation specified in the Agreement unless stated otherwise in Appendix

Four, EclipseIR grants to Developer the license described herein for a period of twelve (12)

months.

  B.   Developer’s annual license granted under this Agreement will automatically renew at the end of the initial twelve (12) month period (and every subsequent twelve month period)

provided that this Agreement has not been terminated pursuant to its terms. EclipseIR will invoice Developer thirty (30) days prior to the expiration of Developer's license for the license renewal fee specified in the Agreement. EclipseIR at its sole discretion may choose to discount or completely waive Developer’s annual license fee on a case by case basis to be stated in Appendix Four.

C. If the renewal payment is not received by EclipseIR within ninety (90) days of the invoice,

this  Agreement be terminated and the licenses granted hereunder shall immediately

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 7 of 18

SecurLinx Corporation

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terminate and your eligibility to distribute or market the  Applications based upon the

Technology and SDK shall cease.

  D. Fees to be stated in Appendix Four or provided separately.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 8 of 18

SecurLinx Corporation

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10. RIGHT TO AUDIT

A.   Developer shall keep accurate records relating to the licensing and distribution of the

Applications to the extent necessary to this Agreement, in addition to such books and records as are necessary to evidence compliance with the terms of this Agreement. Developer shall maintain all such records with respect to each calendar year for a period of three (3) years after the end of that year. Such records and Developer’s Applications environment shall be open for inspection by EclipseIR or an independent accounting firm hired by EclipseIR.

EclipseIR shall pay the costs of such audit; provided, however, that if an underpayment is discovered for any period audited, Developer will pay the costs of such audit, plus interest on such amount from the date originally due at the higher of twelve percent (12%) per annum,

or the highest rate allowed by law, within ten (10) business days from the date of notice thereof.

 11. MAINTENANCE AND SUPPORT

A.   EclipseIR is not responsible for providing support to any party other than Developer.

B.   EclipseIR will provide reasonable electronic support (such as electronic mail, voice mail, web conference such as Skype chat or phone conference, etc.) to Developer during the term of this

Agreement.

C. Extensive off‐site support for  Developer will be available from EclipseIR at EclipseIR's customary published hourly rate for off‐site consulting at the time of providing the support.

D. Should Developer request on‐site support from EclipseIR, it will be available at EclipseIR's customary published daily rate for on‐site consulting at the time of scheduling the support.

E. For so long as Developer is paying annual license renewal fee under this Agreement,

EclipseIR will provide to you with updated or revised versions of the Technology and SDK as they become available via the Network.

F. If EclipseIR issues a major update to its Technology or SDK, EclipseIR reserves the right to discontinue support of any previous versions of the Technology or SDK within twelve (12)

months thereof.

 12. NON‐RECURRING ENGINEERING

A. Any Non‐Recurring Engineering (NRE) Project (the “Project”) requested by Developer will be discussed and negotiated with EclipseIR separately. EclipseIR at its sole discretion may decline the Project.

 13. TERMINATION

A.   Developer may terminate this Agreement at any time on thirty (30) days advance written notice.

B.   EclipseIR has the right to terminate this Agreement immediately if Developer fails to comply with any term of this Agreement.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 9 of 18

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C. This  Agreement shall automatically terminate upon notice from  EclipseIR if (i) you discontinue paying annual license fees as described above; (ii) you breach any of the restrictions, limitations or obligations set forth above; or (iii) you breach any of the terms or conditions in any way or fail to cure any other breach to the satisfaction of EclipseIR within thirty (30) days of receiving notification of breach from EclipseIR.

  D. This Agreement shall automatically terminate without notice upon (i) the institution by or against either party of insolvency, receivership, or bankruptcy proceedings, or any other proceedings for the settlement of such party’s debts, (ii) either party making an assignment for the benefits of any of its creditors, or (iii) either party’s dissolution or other cessation of its then current business.

  E. This Agreement shall automatically terminate without notice if any competitor of EclipseIR

(“Competitor”) invests in or otherwise buys, assumes or takes control of any equity or assets of Developer, or otherwise, directly or indirectly, obtains access to or control over any

Developer's Application. For purposes of this Agreement, Competitor includes, but is not limited to, any designer, developer, manufacturer or distributor of biometric identification or verification solutions, or other security, identification, transaction management or trust services. Any determination or dispute regarding whether any pe rson or entity is a

Competitor hereunder shall be resolved by EclipseIR in its sole discretion.

  F. Upon termination of this Agreement, Developer shall return the original and all adaptations or copies of the Technology and SDK to EclipseIR or by destroying them to the satisfaction of

EclipseIR. At the request of EclipseIR, the President or Chief Financial Officer of Developer

shall certify in writing to EclipseIR that all such property has been returned or destroyed;

this obligation shall survive any termination of this Agreement.

  G. This Section and Sections 7, 14, 17, 20, 21, 22, 23 (D, E, F, G, H) of this Agreement shall also survive termination of this Agreement or any discontinuation of the offering of the SDK,

along with any other provisions that would reasonably be deemed to survive such events.

  H.   Developer acknowledges that termination and/or monetary damages may not be a sufficient remedy if Developer breaches this license and that EclipseIR will be entitled, without waiving any other rights or remedies, to injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction in the event of a breach.

I.    End‐Users of Applications who have received Applications prior to such termination, provided that they are not in breach, may continue to use Applications under the terms of their license from Developer. Developer will have no right to further reproduce, distribute or license the

Applications, but will have the right to maintain one copy of each version of the Applications only for the purpose and to the extent reasonably necessary for you to provide support and maintenance to Developer’s End Users.

14. INDEMNIFICATION

A.   Developer agrees to indemnify, defend and hold harmless EclipseIR, its officers, directors and affiliated companies (each, an “indemnified party”) from any and all damages, liabilities,

costs and expenses, including attorney fees arising out of or related to any allegation, claim

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 10 of 18

SecurLinx Corporation

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or judgment against an indemnified party related in any manner to a breach by Developer of the any of its representations, warranties or obligations under this Agreement, or connected in any manner with the design, manufacture, distribution or use of the Applications . If an indemnified party receives notice of such a claim, it will promptly notify Developer in writing and, at its option, allow Developer sole control of the defense of any such claim or action and all negotiations for its settlement and compromise at Developer’s sole expense, provided

Developer gives adequate assurances that it will diligently pursue resol ution of the claim with counsel reasonably satisfactory to the indemnified party.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 11 of 18

SecurLinx Corporation

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APPENDIX TWO

INDIFACE DEVELOPERS NETWORK AGREEMENT

15. DEVELOPERS NETWORK

By joining the Network, Developer will be able to:

A. download the latest SDK files

B. download Technology updates

C. download or access the current documentation

D. have the ability to submit and track bug reports and feature requests

E. participate in forums with other developers

F. participate in a developer‐driven Wiki

G. participate in secure screen sharing for remote troubleshooting

H. subscribe to EclipseIR's test databases

I.    EclipseIR will be hosting a variety of facial recognition databases. Developer will be able to use EclipseIR's hosting service as well as offering subscriptions to its customers.

16. FEES

A. On receipt of the start‐up fee from Developer, EclipseIR will supply Developer with the necessary information to access EclipseIR's private network. One (1) month of access to the

Network is included in the start up fee.

  B.   EclipseIR will invoice Developer quarterly, thirty (30) days prior to the expiration of their network access, for three (3) times the monthly Network Access Fee as specified.

C.   Developer may opt to prepay the network access fee annually. If Developer gives EclipseIR notice of this intent, EclipseIR will invoice Developer annually for ten (10) times the monthly network access fee as specified.

  D.   Developer's access to the Network will be suspended if Developer is more than thirty (30)

days late in payment. Developer's Network account will be deleted if Developer is more than ninety (90) days late; in that case Developer would be required to pay a start up fee to restore their account.

17. TERMS OF USE

A. The Network is a service provided by EclipseIR, subject to all users' compliance with the terms and conditions set forth below.

  B. The entire contents of the Network are protected by international copyright and trademark laws. The owner of the copyrights and trademarks are EclipseIR, its affiliates, or other third party licensors. You agree to grant to EclipseIR a non‐exclusive, royalty‐free, worldwide,

perpetual license, with the right to sub‐license, to reproduce, distribute, transmit, create

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 12 of 18

SecurLinx Corporation

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derivative works of, publicly display and publicly perform any materials and other information (including, without limitation, ideas contained the rein for new or improved products and services) you submit to any area of the Network. Developer also grants to

EclipseIR the right to use Developer’s name in connection with the submitted materials and other information as well as in connection with all advertising, marketing and promotional material related thereto. Developer agrees that Developer shall have no recourse against

EclipseIR for any alleged or actual infringement or misappropriation of any proprietary right in Developer’s communications in the Network.

C. Publications, products, content or services referenced herein or on the Network are the exclusive trademarks or servicemarks of EclipseIR. Other product and company names mentioned in the Network may be the trademarks of their respective owners.

  D.   Developer understands that, except for information, products or services clearly identified as being supplied by EclipseIR, EclipseIR does not operate, control or endorse any information,

products or services on the Internet in any way. Except for EclipseIR‐identified information,

products or services, all information, products and services offered through the Network or on the Internet generally are offered by third parties that are not affiliated with EclipseIR.

  E.   Developer also understands that EclipseIR cannot and does not guarantee or warrant that files available for downloading through the Network will be free of infection or viruses,

worms, Trojan horses or other code that manifest contaminating or destructive properties.

Developer are responsible for implementing sufficient procedures and checkpoints to satisfy

Developer’s particular requirements for accuracy of data input and output, and for maintaining a means external to the Network for the reconstruction of any lost data.

  F. IN NO EVENT WILL ECLIPSEIR BE LIABLE FOR (I) ANY INCIDENTAL, CONSEQUENTIAL, OR

INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS,

BUSINESS INTERRUPTION, LOSS OF PROGRAMS OR INFORMATION, AND THE LIKE)

ARISING OUT OF THE USE OF OR INABILITY TO USE THE SERVICE, OR ANY INFORMATION,

OR TRANSACTIONS PROVIDED ON THE SERVICE, OR DOWNLOADED FROM THE SERVICE,

OR ANY DELAY OF SUCH INFORMATION OR SERVICE, WHETHER BASED ON BREACH OF

CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCT LIABILITY OR

OTHERWISE. EVEN IF ECLIPSEIR OR ITS AUTHORIZED REPRESENTATIVES HAVE BEEN

ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR (II) ANY CLAIM ATTRIBUTABLE TO

ERRORS, OMISSIONS, OR OTHER INACCURACIES IN THE SERVICE AND/OR MATERIALS OR

INFORMATION DOWNLOADED THROUGH THE SERVICE. BECAUSE SOME STATES DO NOT

ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR

INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. IN SUCH

STATES, ECLIPSEIR LIABILITY IS LIMITED TO THE GREATEST EXTENT PERMITTED BY

LAW.

  G.   EclipseIR makes no representations whatsoever about any other web site which Developer may access through the Network or which may link to this Network. When Developer access a non‐Network web site, please understand that it is independent from EclipseIR, and that

EclipseIR has no control over the content on that web site. In addition, a link to a EclipseIR

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

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SecurLinx Corporation

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web site does not mean that EclipseIR endorses or accepts any responsibility for the content,

or the use, of such web site.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 14 of 18

SecurLinx Corporation

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APPENDIX THREE

TERMS AND CONDITIONS

18. NOTICES

A. All notices required or permitted by this Agreement or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by certified or express mail via the U.S. Postal Service, postage prepaid.

  B. Any notice sent by certified or express mail shall be deemed given on the date of delivery recorded by the U.S. Postal Service. If notice is received on a Saturday, Sunday, or legal holiday, it shall be deemed received on the next business day.

C. The addresses noted adjacent to a party's signature on this Agreement shall be that party's address for delivery or mailing of notices. Either party may by written notice to the other specify a different address for notice.

19. THIRD PARTY NOTICES/LICENSES

A. Portions of the SDK utilize or use third‐party libraries and other copyrighted material under third‐party licenses. Acknowledgements, licensing terms and dis claimers for such material are contained in the electronic documentation for the SDK, and Developer’s use of such material is governed by their respective terms. These notices and/or additional terms and conditions are made a part of and incorporated by reference into the EclipseIR Software

Development Agreement.

20. INTELLECTUAL PROPERTY, OWNERSHIP, COPYRIGHT PROTECTION

A.   Developer agrees that EclipseIR own all legal right, title and interest in and to the Software and SDK throughout the world, including any Intellectual Property Rights that subsist in the

SDK. "Intellectual Property Rights" means any and all rights under patent law, copyright law,

trade secret law, trademark law, and any and all other proprietary rights as codes, trade names, trademarks, service marks, logos, domain names, designs, or other distinctive brand features. The structure, organization and code of the Software are the valuable trade secrets and confidential information of  EclipseIR. The Software is protected by law, including without limitation the copyright laws of the United States and other countries, and by international treaty provisions. Developer agrees to protect EclipseIR’s copyright and other ownership interests in all items in the Software and SDK. Except as stated herein, this

Agreement does not grant Developer any rights to patents, copyrights, trade secrets,

trademarks, or any other rights in respect to the items in the Software, and all other rights.

EclipseIR reserves all rights not expressly granted to you.

  B.   Developer agrees that any authorized copies that  Developer makes are the intellectual property of and are owned by EclipseIR. Developer agrees that all authorized copies of items in the Software reproduced for any reason by you will contain the same copyright,

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 15 of 18

SecurLinx Corporation

_____________________________________________________________________________________________

trademark, patent, and other proprietary notices as appropriate and appear on or in the master items delivered by EclipseIR in the Software and SDK.

C.   Developer shall not remove any trademark, trade name, copyright notice, patent marking,

confidentiality, or other proprietary rights notice or marking from any materials provided to it by EclipseIR in connection with this Agreement.

  D. Nothing herein shall grant to Developer any right, title or interest in or to EclipseIR's Marks or the names EclipseIR Identity Recognition, EclipseIR IR, INDIface, or INDIbase. Developer

shall not use at any time during or after the term of this Agreement marketing efforts with respect to the Technology, trademarks, service marks or trade names confusingly similar to those used by EclipseIR . At no time during or after the term of this Agreement shall

Developer challenge or assist others to challenge the trademarks, marks or Trade Names of

EclipseIR or the registration thereof nor shall Developer attempt to register any trademarks,

marks or trade names similar to those of EclipseIR. Developer may not place EclipseIR's name or any trademarks or Trade Names (or any marks or names similar thereto) on any item or product except under the provisions above.

21. CONFIDENTIAL INFORMATION

A. “Confidential Information” shall consist of any trade secrets or information concerning the organization, business or finances of the disclosing party or of any third party which the disclosing party is under an obligation to keep confidential, including but not limited to any information with respect to trade secrets, inventions, products, designs, methods, know‐

how, systems, processes, software programs, works of authorship, pricing and terms of licenses, financial records and data, projects, plans and proposals disclosed to the receiving party by the disclosing party.

  B. Each party hereto shall maintain the  Confidential  Information of the other party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential

Information to others, or use it for any purpose, except pursuant to, and in order to carry out,

the terms and objectives of this Agreement, and hereby agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such  Confidential

Information by any of its directors, officers, employees, consultants, subcontractors, agents or affiliates.

C. Upon demand by the disclosing party at any time, the receiving party agrees immediately to cease using Confidential Information and promptly to return or destroy, at the disclosing party’s option, all materials that contain, disclose or embody Confidential Information.

  D. Notwithstanding the foregoing, either party may disclose the identity of the other party as a party to this Agreement.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 16 of 18

SecurLinx Corporation

_____________________________________________________________________________________________

22. DISCLAIMER OF WARRANTIES AND RISK OF USE

A. THE TECHNOLOGY AND DOCUMENTATION ARE OFFERED “AS IS” AND ECLIPSEIR MAKES

NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WHETHER BY STATUTE,

COMMON LAW, CUSTOM, USAGE OR OTHERWISE AS TO THE TECHNOLOGY OR

DOCUMENTATION.  ECLIPSEIR DISCLAIMS ALL CONDITIONS OF QUALITY AND ALL

WARRANTIES, INCLUDING WARRANTIES OF TITLE, NONINFRINGEMENT OF ANY THIRD

PARTY RIGHTS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ECLIPSEIR DOES NOT WARRANT THAT THE  TECHNOLOGY, SOFTWARE, AND ANY

COMPONENTS OF THIS  SDK WILL BE ERROR‐FREE OR THAT OPERATION OF THE

TECHNOLOGY WILL BE UNINTERRUPTED, AND HEREBY DISCLAIMS ANY AND ALL

LIABILITY ON ACCOUNT THEREOF. ECLIPSEIR MAKES NO WARRANTY THAT ALL ERRORS,

FAILURES OR DEFECTS WILL BE CORRECTED.

23. GENERAL PROVISIONS

A. Relationship of Parties: The relationship between the parties established by this Agreement shall be solely that of vendor, and vendee and all rights and powers not expressly granted to the Developer are expressly reserved to EclipseIR. Developer shall have no right, power, or authority in any way to bind EclipseIR to the fulfillment of any condition not herein contained, or to any contract or obligation, expressed or implied.

  B. Independence of Parties: Nothing contained in this Agreement shall be construed to make the Developer the agent for EclipseIR for any purpose, and neither party shall have any right whatsoever to incur any liabilities or obligations on behalf or binding upon the other party.

Developer specifically agrees that it shall have no power or authority to represent EclipseIR in any manner; that it will solicit orders for Applications as an independent contractor in accordance with the terms of this Agreement; and that it will not at any time represent orally or in writing to any person or corporation or other business entity that it has any right,

power, or authority not expressly granted by this Agreement.

C. Assignments and Delegations: Developer may not assign, delegate, or transfer its rights or obligations granted under this Agreement without the prior written consent of EclipseIR.

EclipseIR may freely assign this Agreement and/or its rights and obligations hereunder.

  D. Entire Agreement: This  Agreement between  EclipseIR and the Developer covers the

Technology as set forth herein. Any amendment or modification shall be in writing and shall be executed by duly authorized representatives in the same manner as this Agreement.

  E. Applicable Law: This Agreement shall be governed by the laws of the State of Delaware. If a dispute arises under this Agreement, the prevailing party shall be entitled to recover its costs and expenses (including attorneys’ fees) from the non‐prevailing party as directed by a court of competent jurisdiction.

  F. Limitation of Liability: EXCEPT FOR BREACHES OF CONFIDENTIAL INFORMATION,

NEITHER PARTY, NOR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES,

SHALL BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND,

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 17 of 18

SecurLinx Corporation

_____________________________________________________________________________________________

INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS,

REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER

REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSI*倀쀀쀁瀁쀀、 退、瀀뀀• FOREGOING.

  G. Foreign Corrupt Practices Act (FCPA): IN CONFORMANCE WITH THE UNITED STATES

FOREIGN CORRUPT PRACTICES ACT, DEVELOPER SHALL NOT DIRECTLY OR INDIRECTLY

MAKE AN OFFER, PAYMENT, PROMISE TO PAY, OR AUTHORIZE PAYMENT, OR OFFER A

GIFT, PROMISE TO GIVE, OR AUTHORIZE THE GIVING OF ANYTHING OF V ALUE FOR THE

PURPOSE OF INFLUENCING AN ACT OR DECISION OF AN OFFICIAL OF ANY GOVERNMENT

(INCLUDING A DECISION NOT TO ACT) OR INDUCING SUCH A PERSON TO USE HIS

INFLUENCE TO AFFECT ANY SUCH GOVERNMENTAL ACT OR DECISION IN ORDER TO

ASSIST DEVELOPER IN OBTAINING, RETAINING OR DIRECTING ANY SUCH BUSINESS.

  H. Export Restrictions and Compliance: THE SDK IS SUBJECT TO UNITED STATES EXPORT

LAWS AND REGULATIONS AND OTHER LAWS AND REGULATIONS GOVERNING EXPORTS.

DEVELOPER MAY NOT DOWNLOAD THE SOFTWARE TO ANOTHER COUNTRY WITHOUT

COMPLYING WITH US EXPORT CONTROL LAWS. DEVELOPER SHALL BE SOLELY

RESPONSIBLE FOR CLEARING THE SOFTWARE FOR EXPORT AND OBTAIN ALL NECESSARY

GOVERNMENT APPROVALS, CONSENTS, LICENSES, PROPER DOCUMENTATIONS OR

PERMITS IN ORDER TO OBTAIN EXPORT LICENSES TO ENABLE YOU TO DOWNLOAD AND

USE THE SOFTWARE OR ANY APPLICATION AS IT PERTAINS TO THIS  AGREEMENT.

DEVELOPER WILL BEAR ALL COSTS ASSOCIATED WITH OBTAINING SUCH GOVERNMENT

APPROVALS, CONSENTS, LICENSES OR PERMITS, CUSTOMS CHARGES AND DUTY FEES, IF

ANY. DEVELOPER MUST COMPLY WITH ALL DOMESTIC AND INTERNATIONAL EXPORT

LAWS AND REGULATIONS THAT APPLY TO THE SDK. THESE LAWS INCLUDE

RESTRICTIONS ON DESTINATIONS, END USERS AND END USE.

I. Separate Provisions: The provisions of this Agreement are severable, and if any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, in whole or in part, under the laws of any jurisdiction, the validity, legality, and enforceability of the remaining provisions or portions shall, nevertheless, be binding on and enforceable by and between the parties hereto and shall in no way be affected or impaired thereby.

  J. Additional Terms: Developer may have a separate written agreement with EclipseIR that supplements or supersedes all or portions of this Agreement. Your use of some third party materials included in the SDK may be subject to other terms and conditions typically found in a separate license agreement or in the “Third Party Software Notices and/or Additional

Terms and Conditions” found in the SDK document. Such other terms and conditions may require you to pass through notices to your end users. Such other terms and conditions will supersede all or portions of this Agreement in the event of a conflict with the terms and conditions of this Agreement.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|

EclipseIR

Software Development Agreement (SDA)      Page 18 of 18

SecurLinx Corporation

_____________________________________________________________________________________________

APPENDIX FOUR

FEES



Start‐up Fee to be waived



Other fees, licenses, and royalties to be determined at a later date.

_____________________________________________________________________________________________

 |Eclipse Identity Recognition Corporation | 15732 Los Gatos Blvd, PMB 525, Los Gatos, CA. 95032 United States |

 |Tel: 408‐916‐1480 | Fax: 408‐317‐1717 | www.eclipseir.com |

|Fax, mail or email sign document to: legal@eclipseir.com|